UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported):  January 5, 2024

ALZAMEND NEURO, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40483	81-1822909
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3480 Peachtree Road NE, Second Floor, Suite 103, Atlanta, GA 30326

(Address of principal executive offices) (Zip Code)

(844) 722-6333

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	ALZN	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective January 4, 2024, Alzamend Neuro, Inc., a Delaware corporation (the “Company”), appointed Milton C. Ault, III as a director and Vice Chairman of its board of directors (the “Board”).

Mr. Ault, 54, founded the Company, a biotechnology firm dedicated to researching and finding treatments, prevention methods, and cures for Alzheimer’s Disease, on February 25, 2016. He then served as the Company’s Chairman until its initial public offering, at which point he transitioned to the role of Chairman Emeritus and consultant until his appointment to its Board and as Vice Chairman. As of the date of Mr. Ault’s appointment, his consulting agreement, including the compensation thereunder, was terminated. Mr. Ault currently holds the position of Executive Chairman at Ault Alliance, Inc., a diversified holding company listed on the NYSE American (the “NYSE”) and Chairman of the Board at Ault Disruptive Technologies Corporation, a Special Purpose Acquisition Company listed on the NYSE. On December 29, 2023, Mr. Ault was appointed as a Director of RiskOn International, Inc., a diversified holding company listed on the Nasdaq Stock Market (the “Nasdaq”).  Since January 2011, Mr. Ault has been the Vice President of Business Development at MCKEA Holdings, LLC, a family office. He has also been the Chairman of Avalanche International Corp., a publicly traded Nevada company categorized as a "voluntary filer" (not required to file periodic reports) since September 2014.Since December 2015, Mr. Ault has held the positions of Chairman and Chief Executive Officer at Ault & Company, Inc., a Delaware holding company. In April 2023, Mr. Ault was appointed as the Executive Chairman of the board of directors of the Singing Machine Company, Inc., a company listed on the Nasdaq.

There are no family relationships between Mr. Ault and any of our other officers and directors. There is no arrangement or understanding between Mr. Ault and any other persons pursuant to which Mr. Ault was appointed as a director. There are no related party transactions involving Mr. Ault that are reportable under Item 404(a) of Regulation S-K.

Mr. Ault will be compensated in accordance with the Company’s standard compensation policies and practices for the Board, the components of which were disclosed in the Company’s annual report on Form 10-K for the fiscal year ended April 30, 2023, filed with the Securities and Exchange Commission on July 27, 2023, under Item 11.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit No.	Description
101	Pursuant to Rule 406 of Regulation S-T, the cover page is formatted in Inline XBRL (Inline eXtensible Business Reporting Language).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document and included in Exhibit 101).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALZAMEND NEURO, INC.

Dated: January 5, 2024	/s/ Henry Nisser
Henry Nisser Executive Vice President and General Counsel